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                                  EXHIBIT 10.40

                              HIBERNIA CORPORATION

                        SPLIT DOLLAR LIFE INSURANCE PLAN



                                TABLE OF CONTENTS

                                                           Page

ARTICLE 1 - ESTABLISHMENT AND PURPOSE......................  1

ARTICLE 2 - DEFINITIONS....................................  1

ARTICLE 3 - PARTICIPATION..................................  3
         Designation.......................................  3
         Insurability......................................  3
         Waiver............................................  3


ARTICLE 4 - INSURANCE......................................  3
         Ownership of Policies.............................  3
         Collateral Assignment.............................  3
         Premium Payments..................................  4
         Disability........................................  4
         Assignment........................................  4

ARTICLE 5 - ALLOCATION OF POLICY INTERESTS.................  4
         Company's Policy Interest.........................  4
         Participant's Policy Interest.....................  5
         Determination of Policy Interests.................  5

ARTICLE 6 - DISPOSITION OF THE POLICIES....................  5
         Early Termination.................................  6
         Policy Maturity Date..............................  6
         Death      6

ARTICLE 7 - ADMINISTRATION.................................  6
         Committee.........................................  7
         Beneficiary Designation...........................  7

ARTICLE 8 - AMENDMENT AND TERMINATION......................  7
         Right to Amend or Terminate Plan..................  7
         Notice     8

ARTICLE 9 - GENERAL PROVISIONS.............................  8
         No Right to Continued Employment..................  8
         Payment on Behalf of Payee........................  8
         Nonalienation.....................................  8
         Withholding.......................................  8
         Claims for Benefits...............................  9
         Binding Effect....................................  9
         Notices    9
         Entire Plan.......................................  9
         Governing Law.....................................  9
         Limitations on Benefits........................... 10
         Merger or Consolidation........................... 10



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                              HIBERNIA CORPORATION

                        SPLIT DOLLAR LIFE INSURANCE PLAN

                      ARTICLE 1 - ESTABLISHMENT AND PURPOSE

         This plan was authorized and adopted by the Executive Compensation Committee of the Board of Directors of Hibernia Corporation on January 22, 1996, and was established to provide death benefits for the beneficiaries of designated key management employees of Hibernia Corporation, Hibernia National Bank or affiliates thereof and shall be known as the "Split Dollar Life Insurance Plan" (the "Plan").

                             ARTICLE 2 - DEFINITIONS

         The following words and phrases as used in the Plan have the following meanings:

         2.1 Bank: Hibernia National Bank, a financial institution with its principal place of business in New Orleans, Louisiana.

         2.2 Beneficiary: The person, persons, entity or entities designated by a Participant to receive the benefits, if any, payable after the death of such Participant. Such forms shall be made on forms provided, from time to time, by the Committee or the Insurer. If there is no designation or a designation is invalid, then a Participant's Beneficiary shall be determined in accordance with the terms of the Retirement Security Plan of Hibernia Corporation.

         2.3 Collateral Assignment: A written agreement between a Participant and the Company with respect to a Policy, which agreement is intended to establish a security interest in the proceeds of such Policy in favor of the Company, a form of which is attached hereto as Exhibit A. The terms of each such Collateral Assignment shall be deemed incorporated in this Plan by this reference.

         2.4 Committee: The Committee described in Article 7 hereof which is responsible for administering this Plan.

         2.5 Company: Hibernia Corporation, a corporation organized and existing under the laws of the State of Louisiana, and any entity which succeeds to its rights and obligations with respect to the Plan.

         2.6 Company's Policy Interest: An amount determined, from time to time, in accordance with Section 5.1 hereof, the payment of which shall be secured by a Collateral Assignment.

         2.7 Death Benefit: An amount determined with respect to a Policy, in accordance with the Participation Agreement providing for the acquisition of such Policy.

         2.8 Disability: The period during which an Employee is actually receiving benefits under a long-term disability plan maintained by the Company, the Bank or an affiliate thereof (whether a group or individual policy) with respect to a condition which occurred or an illness which commenced while the Employee was employed by the Company, the Bank or an affiliate thereof. The Committee shall determine whether a person is Disabled within the meaning of this Section 2.8.

         2.9 Early Termination: The earlier of (a) the date on which a Participant fails to pay any premium in accordance with the provisions of
Section 4.3 hereof, provided such date occurs prior to the Policy Maturity Date,
(b) the termination of Participant's employment with the Company, the Bank or an affiliate thereof for any reason prior to the Policy Maturity Date, except on account of Death, or (c) the termination of this Plan by the Company in accordance with the provisions of Article 8 hereof.

         2.10 Employee: An individual who is employed by the Company, the Bank or any subsidiary or affiliate thereof.

         2.11 Insurer: The insurance company or companies designated by the Committee or the Company, as the case may be, to issue one or more Policies on the life of a Participant hereunder.

         2.12 Participant: An Employee designated by the Committee to participate in this Plan. A Participant may designate a trustee or trustees to act in his or her stead as a Participant hereunder, with the prior written consent of the Committee.

         2.13 Participant's Policy Interest: An amount determined, from time to time, in accordance with Section 5.2 hereof.

         2.14 Participation Agreement: A written agreement between the Company and each Participant hereunder which sets forth the terms and conditions of participation hereunder. A Participation Agreement shall be entered into with respect to each Policy acquired hereunder; the terms of each Participation Agreement shall be deemed incorporated in this Plan by this reference.

         2.15 Plan: This Split Dollar Life Insurance Plan, as may be amended from time to time.

         2.16 Plan Year: The calendar year; the first Plan Year shall begin January 1, 1996. A Policy Year shall be the 12-month period with respect to which each Policy is maintained.

         2.17 Policy: One or more life insurance policies issued by an Insurer on the life of a Participant hereunder.

         2.20 Policy Maturing Date: The first day of the Policy Year following the completion of 15 Policy Years.

         2.21 Term Cost: An amount equal to the annual cost of current life insurance protection, determined as the lesser of (a) the P.S. 58 rates published by the Internal Revenue Service, or (b) the Insurer's term rates.

         2.22 Year of Service: Each 12-month period measured from an Employee's most recent date of hire, provided her or she remains continuously employed by the Company, the Bank or an affiliate of either during such period.

                            ARTICLE 3 - PARTICIPATION

         3.1 Designation. The Committee shall have the sole discretion to select Employees for participation in this Plan. The Committee shall notify those Employees selected for participation of the benefits available under the Plan and the terms and conditions of the Plan. Participation determinations by the Committee shall be conclusive and binding on all persons and need not be uniform as between groups or categories of Employees.

         3.2 Insurability. Each Participant shall make application to an Insurer designated by the Committee or the Company, as the case may be, for the issuance of one or more Policies in such amounts as may be determined by the Company or the Committee. Each Participant shall furnish any information requested by the Company or the Committee to facilitate the issuance of such Policies, take such physical examinations as the Company or the Committee may deem necessary, and take such other actions as may be requested by the Company, the Committee, or an Insurer, as the case may be. If a Participant refuses to cooperate, is uninsurable or is insurable at rates or pursuant to an underwriting classification not acceptable to the Company or the Committee, then the Committee, in its sole discretion, may determine that such Participant is ineligible to participate hereunder.

         3.3 Waiver. As a condition of participation hereunder, each Employee shall waive coverage under any group term life insurance plan or plans maintained by the Company, the Bank or an affiliate thereof, including any supplemental coverage under any such plan or plans. Such waiver shall be made in such form as may be prescribed by the Committee.

                              ARTICLE 4 - INSURANCE

         4.1 Ownership of Policies. Each Participant shall be the sole owner of any Policy issued hereunder on his or her life, subject to the terms and conditions of this Plan and the related Collateral Assignment.

         4.2 Collateral Assignment. Each Participant shall, upon issuance of a Policy hereunder, enter into a Collateral Assignment in favor of the Company containing such terms and conditions as the Committee deems necessary or appropriate. All rights in and to a Policy which are not expressly granted to the Company pursuant to such assignment shall be retained by the Participant. A Collateral Assignment shall not be cancelled, altered or amended without the prior written consent of the Company.

         4.3 Premium Payments. The Company shall pay premiums on each Policy acquired hereunder in the amount or percentage set forth in each Participation Agreement until the earlier of (a) the expiration of the number of years stated in each such Participation Agreement, or (b) the date on which a Participant ceases to be employed by the Company, the Bank or an affiliate thereof, as the case may be.

         Any portion of the premium not paid by the Company shall be paid by each affected Participant, which portion shall not be less than the Term Cost (unless a lesser amount is designated by the Committee). Payment shall be made in the form of cash or the application of dividends or the surrender value of a Policy; provided, however, that a Participant shall be permitted to pay his or her portion of such premium by the application of dividends or the surrender value of the Policy only to the extent the Company's Policy Interest is not reduced as a result of such payment.

         4.4 Disability. During the period of a Disability hereunder, the Company shall pay the portion of any premium otherwise payable by a Participant in accordance with Section 4.3 hereof. Such premium payment shall cease upon the earlier of (a) the expiration of the number of years stated in the applicable Participation Agreement, or (b) the date on which the Participant ceases to be Disabled, as determined by the Committee.

         4.5 Assignment. A Participant may transfer or assign his or her interest in a Policy acquired hereunder with the prior written consent of the Committee and subject to such terms and conditions as the Committee deems necessary or acceptable.

         The Company may assign its interest in any Collateral Assignment hereunder; provided, however, that any such assignment shall be consistent with the terms and conditions of this Plan.

                   ARTICLE 5 - ALLOCATION OF POLICY INTERESTS

         5.1 Company's Policy Interest. The Company shall have an interest in each Policy acquired hereunder, determined, from time to time, in accordance with this section 5.1:

         a. In the event of an Early Termination or as of a Policy Maturity Date, the Company's Policy Interest shall equal the lesser of (1) the aggregate principal amount of premiums paid by the Company, reduced by the aggregate principal amount of any premium reimbursed to the Company by the Participant, if any, or (2) the entire cash surrender value of the Policy.

         b. If a Participant dies before his or her termination of employment with the Company, the Bank or an affiliate thereof, the Company's Policy Interest shall equal the greater of (1) the death benefit actually payable under the Policy, reduced by any death benefit determined in accordance with Section 5.2(b) hereof, or (2) the aggregate principal amount of premiums paid by the Company, reduced by the amount of the premiums reimbursed to the Company by the Participant, if any.

         Any payment of the Company's Policy Interest hereunder shall first be made from the Policy's cash value which is attributable to the paid-up additional life insurance purchased by policy dividends, if any. A Participant shall have no interest in such paid-up additional life insurance, except to the extent the death benefit or cash surrender value thereof exceeds the Company's Policy Interest.

         5.2 Participant's Policy Interest. Each Participant shall have an interest in each Policy acquired on his or her life hereunder, determined, from time to time, in accordance with the provisions of this section 5.2:

         a. In the event of an Early Termination or as of a Policy Maturity Date, a Participant's Policy Interest shall equal the cash surrender value of the Policy, reduced by the Company's Policy Interest determined in accordance with Section 5.1(a) hereof.

         b. If a Participant dies before his or her termination of employment with the Company, the Bank or an affiliate thereof, such Participant's Policy Interest shall equal the lesser of
                  (1) the Death Benefit, or (2) the death benefit actually payable under the Policy, reduced by the excess of the aggregate premiums paid by the Company over aggregate premiums reimbursed to the Company by the Participant, if any.

         Notwithstanding the provisions of this Section 5.2, if a Participant commits suicide during the two-year period beginning on the date of his or her participation in the Plan or if a Participant makes any material misstatement of information or nondisclosure of medical history, then the Participant (or his or her Beneficiary) shall be paid the total amount paid by such Participant in the form of premiums hereunder, if any, without interest. Such payment shall be in lieu of any other benefit under this Plan or the Policy and shall fully discharge the Company and the Committee hereunder.

         5.3 Determination of Policy Interests. The Committee shall have the sole and absolute discretion to determine the value of the interests described in Sections 5.1 and 5.2 hereof. Such decisions by the Committee shall be final and binding on all parties claiming an interest in any Policy issued hereunder, including any Beneficiary.

                     ARTICLE 6 - DISPOSITION OF THE POLICIES

         6.1 Early Termination. In the event of an Early Termination, an affected Participant shall be entitled to unencumbered ownership of the Policy by paying to the Company an amount equal to the Company's Policy Interest determined in accordance with Section 5.1(a) hereof, not later than 60 days following such termination (or such longer period as may be permitted by the Committee). Upon the payment of such amount, the Company shall promptly execute and deliver to the Participant an appropriate instrument extinguishing the Collateral Assignment and releasing all rights thereunder. Alternatively, if an affected Participant fails to remit the Company's Policy Interest within the time prescribed in this Section 6.1, the Company shall surrender the Policy and remit to the Participant the excess of the cash surrender value of the Policy over the Company's Policy Interest, if any, determined in accordance with
Section 5.1a hereof. Such disposition shall be in lieu of any benefit or premium otherwise payable by the Company to or for the benefit of a Participant hereunder.

         6.2 Policy Maturity Date. Upon the Policy Maturity Date, an affected Participant shall be entitled to unencumbered ownership of the Policy by paying to the Company an amount equal to the Company's Policy Interest determined in accordance with Section 5.1(a) hereof, not later than 60 days following such termination (or such longer period as may be permitted by the Committee). Upon the payment of such amount, the Company shall promptly execute and deliver to the Participant an appropriate instrument extinguishing the Collateral Assignment and releasing all rights thereunder.

         Alternatively, if the Participant fails to remit the Company's Policy Interest within the time prescribed in this Section 6.2:

         a. The Participant may retain ownership of the Policy, subject to the terms and conditions of the Collateral Assignment and this Plan; or

         b. The Company may surrender the Policy and remit to the Participant the excess of the cash surrender value of the Policy over the Company's Policy Interest determined in accordance with Section 5.1a hereof, if any.

Such disposition shall be made in accordance with the directions of the affected Participant and shall discharge, in full, the Company's obligations hereunder.

         6.3 Death. If a Participant dies before his or her termination of employment with the Company, the Bank or an affiliate thereof, as the case may be, the Committee shall direct the payment of the Participant's Policy Interest, determined in accordance with Section 5.2(b) hereof, to the Participant's Beneficiary. Such amount shall be payable solely from the proceeds of the Policy, but the Committee shall use its best efforts to arrange for the prompt payment of such amount.

                           ARTICLE 7 - ADMINISTRATION

         7.1 Committee. The Committee shall be the Executive Compensation Committee of the Company's Board of Directors. The Committee shall have general responsibility for administration of the Plan (including, but not limited to, complying with any applicable reporting and disclosure requirements, and establishing and maintaining records). In the exercise of its sole and absolute discretion, the Committee shall interpret the Plan's provisions, determine the eligibility of any person for a benefit hereunder, and the amount of any such benefit.

         Any determination by the Committee need not be uniform as to all or any Participant hereunder. Any such determination shall be conclusive and binding on all persons. The Committee shall engage the services of such independent actuaries, accountants, attorneys and other administrative personnel as it deems necessary to administer the Plan.

         The Committee, in its sole discretion, may delegate the power and authority granted hereunder to any officer or Employee of the Company or an affiliate thereof; provide, however, that the delegation of the power to amend the Plan shall be limited to ministerial or administrative amendments and that the power to terminate the Plan shall not be delegated. When acting in accordance with such delegation (whether orally or in writing), the Committee's designee shall be deemed to possess the power and authority granted to the Committee hereunder.

         7.2 Beneficiary Designation. Each Participant shall file with the Committee or the Insurer, as the case may be, a written designation, in such form as may be specified by the Committee or the Insurer, of one or more persons as the Beneficiary who shall be entitled to receive the benefits, if any, payable hereunder after the Participant's death. A Participant may, from time to time, revoke or change such Beneficiary designation, without the consent of any designated Beneficiary, by filing a new designation with the Committee or the Insurer, as the case may be. The last such designation actually received by the Committee or the Insurer shall be controlling. All decisions of the Committee or the Insurer, as the case may be, concerning the effectiveness of any designation and the identity of any Beneficiary shall be final.

         If no designation is in effect at the time of a Participant's death, the benefits, if any, payable under the Plan after the Participant's death shall be made in accordance with the provisions of the Retirement Security Plan of Hibernia National Bank, including any beneficiary designation completed by the Participant under that plan.

                      ARTICLE 8 - AMENDMENT AND TERMINATION

         8.1 Right to Amend or Terminate Plan. The Board of Directors of the Company reserves the right at any time to amend or terminate the Plan, in whole or in part, without the consent of any Participant or Beneficiary. Such amendment or termination may be made in the sole discretion of either the board or the Committee.

         In no event shall an amendment reduce the amount of a Participant's Policy Interest hereunder determined in accordance with Section 5.2(a) as of the effective date of such amendment. In the event of a termination, the provisions of Section 6.1 hereof shall apply to the disposition of Policies acquired hereunder.

         8.2 Notice. Written notice of any termination or material amendment of the Plan shall be given to each Participant.

                         ARTICLE 9 - GENERAL PROVISIONS

         9.1 No Right to Continued Employment. Nothing contained in the Plan shall give any Participant the right to be retained as an Employee of the Company or any subsidiary or affiliate of the Company or interfere with or restrict the right of the Company or any subsidiary or affiliate to terminate the employment of a Participant for any reason or no reason.

         9.2 Payment on Behalf of Payee. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

         9.3 Nonalienation. No interest, expectancy, benefit, payment, claim, interest or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary, (b) subject to the debts, contracts, liabilities or torts of the Participant or Beneficiary or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person shall attempt to take any action contrary to this paragraph, such action shall be null and void and of no effect, and the Committee and the Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If any Participant or Beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right hereunder, then, except as provided in Section ___ hereof, such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event the Committee may hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary or the spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such amounts and proportions as the Committee may deem proper.

         9.4 Withholding. Notwithstanding any provision of this Plan to the contrary, the Company, including the Bank and any subsidiary or affiliate thereof, shall be entitled to withhold as a condition of any payment hereunder any taxes required to be withheld. Withholding shall be made from any amount payable from this Plan or from any amount otherwise payable to the Participant by the Company, the Bank or any subsidiary or affiliate thereof, as the case may be.

         9.5 Claims for Benefits. Each Participant or Beneficiary claiming any right under this Plan must give written notification thereof to the Committee. If a claim is denied, the denial shall be contained in a written notice stating the following:

         a.  The specific reason for the denial;

         b. Specific reference to the Plan provision on which the denial is based;

         c. Description of additional information necessary for the claimant to present his or her claim, if any, and an explanation of why such material is necessary; and

         d.  An explanation of the Plan's claims review procedure.

The claimant will have 60 days to request a review of any denial by the Committee. The request for review must be in writing and delivered to the Committee, which will then provide a full and fair review. The claimant may review pertinent documents and may submit issues and comments in writing. The decision by the Committee with respect to the review must be given within 60 days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond 120 days after receipt of the request for review. The decision shall include specific reasons and refer to the specific Plan provisions on which it is based.

         9.6 Binding Effect. Obligations incurred by the Company pursuant to this Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

         9.7 Notices. Any notices required or permitted to be given to the Committee under this Plan shall be deemed received when delivered personally or mailed, by United States mail, postage prepaid by registered or certified mail, to the following address: Hibernia Corporation, Attn.: Thomas P. King, P.O. Box 61540 New Orleans, La. 70161. Any notice required or permitted to be given to a Participant under this Plan shall be deemed received when delivered personally to such Participant or mailed, by United States mail, postage prepaid, to the Participant's address as last shown in the personnel records of the Company.

         9.8 Entire Plan. All Collateral Assignments and Participation Agreements, and Beneficiary Designations are made a part hereof and are incorporated herein by reference. This document, any written amendments hereto, any Collateral Assignment, Participation Agreement or Beneficiary Designation contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

         9.9 Governing Law. The validity of this Plan, the construction of its terms and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with federal laws and regulations and the internal laws of the State of Louisiana applicable to contracts made and to be performed wholly within such state.

         9.10 Limitations on Benefits. Notwithstanding any provision of this Plan to the contrary, any claim for benefits related to a Policy shall be subject to the terms and conditions of such Policy. Neither the Company, the Bank, nor any affiliate or subsidiary thereof shall be deemed to have guaranteed the amount or payment of any benefit under the Policy. .

         9.11  Merger  or  Consolidation.   In  the  event  of  a  merger  or  a
consolidation by the Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation, then and in such event the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

         THIS PLAN was adopted by the Executive Compensation Committee of the Board of Directors of the Company on January 22, 1996, and finally executed this ____ day of March, 1997, in multiple counterparts, each of which shall be deemed an original, to be effective as of the date designated above.

                                                     HIBERNIA CORPORATION


                                                     By:

                                                     Its:

                              HIBERNIA CORPORATION
                        SPLIT DOLLAR LIFE INSURANCE PLAN

                             PARTICIPATION AGREEMENT

To the Committee:

         I acknowledge that I have been designated as a participant in the SPLIT DOLLAR LIFE INSURANCE PLAN OF HIBERNIA CORPORATION (the "Plan"), effective for the Plan Year beginning January 1, 1996. I agree to participate in the Plan and be bound by the terms and conditions of the Plan, this Participation Agreement, and the Collateral Assignment related to the Policy described herein, all of which are incorporated in this Participation Agreement by this reference. I acknowledge that I have received and reviewed a copy of the Plan. Capitalized terms used herein have the meanings ascribed to them in the Plan.

         I. POLICY INFORMATION. I consent and agree to the acquisition of the Policy or Policies described on Schedule I hereto (referred to herein in the aggregate as the "Policy").

         II. SPLIT DOLLAR AGREEMENT. I acknowledge that the Policy described herein is acquired and will be maintained in connection with the Plan. I acknowledge that my rights in and to the Policy and its proceeds are subject to and limited by the terms of this Participation Agreement, the Plan, and the Collateral Assignment.

         III. PREMIUM PAYMENTS. I understand that the Company has agreed to pay _____% of the applicable premium for a period of _____ years, commencing as of
_____________, 199___ (the first day of the initial policy year of the Policy). I acknowledge and agree to pay the balance of the premium, and I authorize the Company to prorate and withhold such amount from my compensation.

         IV. TAXATION. I acknowledge that neither the Company nor its officers, employees, agents, consultants or advisors have guaranteed any particular income tax treatment as a result of my participation in the Plan. I have been informed that participation in the Plan may result in the attribution of taxable income to me during the period of my participation. I further acknowledge that any Policy acquired under the Plan may be deemed a modified endowment contract within the meaning of Section 7702A of the Internal Revenue Code of 1986, as amended, and that the tax consequences of a modified endowment contract are substantially different from the tax consequences of a life insurance contract. I acknowledge that I have been advised to contact my own tax advisor concerning participation in the Plan, including the ownership and acquisition of Policies hereunder.

         V. COLLATERAL ASSIGNMENT. I agree that upon issuance of the Policy, I will execute a Collateral Assignment, substantially in the form attached as Exhibit A to the Plan. I acknowledge that if I fail to execute such an assignment, my participation in the Plan shall automatically cease, and that the Company shall have no obligation to procure or maintain the Policy described herein.

         VI. WAIVER. I hereby waive any right to participate in any group term life insurance plan maintained by the Company, the Bank or an affiliate thereof, including supplemental coverage thereunder, contemporaneous with the issuance of the Policy described herein. This waiver shall not affect my participation in any accidental death and dismemberment coverage under a group plan maintained by the Company, the Bank or an affiliate thereof, from time to time.

         This Participation Election has been executed in multiple counterparts, each of which shall be deemed an original, on the dates set forth below, but to be effective as of the Plan Year beginning January 1, 1996.

PARTICIPANT:                                         COMMITTEE:

                                                     Authorized Representative

Date:                                                Date:

                              HIBERNIA CORPORATION
                        SPLIT DOLLAR LIFE INSURANCE PLAN

                             PARTICIPATION AGREEMENT

                                   SCHEDULE I



         1.       Insured:

         2.       Insurer:

         3.       Application Date:

         4.       Policy Number:

         5.       Annual Premium:

         6.       Term Cost:

         7.       Death Benefit:


                                        Period Ending                  Amount

                              HIBERNIA CORPORATION
                        SPLIT DOLLAR LIFE INSURANCE PLAN

                              COLLATERAL ASSIGNMENT

                                    EXHIBIT A

                  For Value Received ______________________, a person of the full age of majority and a participant in the Hibernia Corporation Split Dollar Life Insurance Plan (the "Plan") (the "Assignor") hereby transfers and assigns to Hibernia Corporation, a corporation organized and existing under the laws of the State of Louisiana (the "Assignee"), Policy No. __________ issued on the life of the Assignee by Northwestern Mutual Life Insurance Company (the "Insurer"), including any supplemental contracts issued in connection therewith (the policy and contracts referred to herein as the "Policy"), subject to the terms and conditions set forth in the Plan, the Policy, and as more fully described herein, but subject to any superior lien that the Insurer may have against the Policy. Capitalized terms used hereunder shall have the meaning ascribed to them in the Plan.

                  1. Collateral. This assignment is made and the Policy is to be held as collateral security for any and all liabilities owed by the Assignor to the Assignee pursuant to the terms of the Plan and that certain Participation Agreement dated as of March __, 1997, by and between the Assignor and the Assignee (such documents together referred to herein as the "Liability Agreements"), which shall not be less than the Company's Policy Interest (as defined in the Plan), determined from time to time.

                   2. Assignee's Specific Rights. Without detracting from the generality of the foregoing, the following specific rights shall be exercisable solely by the Assignee:

                   a. The right to collect from the Insurer the net proceeds of the Policy upon the death of the Assignor or the maturity of the Policy;

                   b. The right to surrender the Policy and receive the value thereof at such times as the Policy or Insurer may allow;

                   c. The right to obtain one or more loans or advances against the Policy, either from the Insurer or a third-party and to pledge or assign the Policy as security;

                   d. The right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy and to exercise any and all options contained in the Policy with respect thereto; and

                   e. The right to exercise all non-forfeiture rights permitted under the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

                  3. Assignor's Specific Rights. This assignment shall constitute the transfer of all claims, options, privileges, rights, title and interest in the Policy, as set forth more fully herein; provided, however, that the following specific rights, so long as the Policy has not been surrendered, shall be reserved and exercisable by the Assignor:

                   a. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance provided under the Policy;

                   b. The right to designate and change any Beneficiary under the Policy; and

                   c. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer.

                   4. Assignee's Covenants. The Assignee covenants and agrees as follows:

                       a. That any sum received by the Assignee from the Insurer
                          which remains after payment of the Liabilities shall be remitted by the Assignee to the persons entitled to such amount under the terms of the Policy and the Liability Agreements, determined as if this assignment not been executed.

                       b. That the Assignee will not exercise the specific right
                          set forth in  paragraph 2b hereof until the earlier of
                          (1) a default with respect to the payment of the Liabilities, or (2) the failure by the Assignor to pay any premium when due. In the event the Assignee intends to exercise such specific right, the Assignee shall provide to the Assignor a cure period of not less than 20 days. Notice of such cure period shall be provided, in writing, in accordance with the notice provisions of the Plan.

                       c. That the Assignee will, upon written request,  forward
                          to the Insurer the Policy for endorsement with respect to any beneficiary designation or election of an optional mode of settlement.

                  5. Insurer's Reliance. The Insurer shall be entitled to rely upon the Assignee's instructions, without independent investigation, including instructions related to the determination of any Liability hereunder or the existence of a default under the terms of this assignment or the Liability Agreements. The signature of a duly authorized officer of the Assignee shall be sufficient to exercise the powers and rights granted to the Assignee under the terms of this assignment and the Liability Agreements.

                  Distributions hereunder shall be made payable to the exclusive order of the Assignee in such amounts and at such times as may be requested by the Assignee. Receipt by the Assignee of any amount payable hereunder shall operate to discharge and release the Insurer with respect to such amount.

                  6. Premium Obligations. Except as otherwise expressly provided in the Liability Agreements, the Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances with respect to the Policy, whether or not obtained by the Assignee, or any other charges with respect to the Policy. The payment of any such amount by the Assignee (other than any such payment for which the Assignee has been reimbursed) shall constitute a part of the Liabilities secured hereby.

                  7. Exercise of Assignee's Rights. Except as provided in paragraph 4 hereof, the Assignee may exercise any right, option, privilege or power granted hereunder, without notice to or the consent of any person. Failure to exercise any right, option, privilege or power hereunder shall not constitute a waiver with respect to the exercise of any other right, option, privilege or power granted to the Assignee hereunder.

                  8. Release of Collateral. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

                  9. Governing Documents. In the event of any conflict between the provisions of this assignment and provision of the Liability Agreement with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

                  10.  Assignee's   Warrant.   The  Assignee  declares  that  no
proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

                  11. Governing Law. This assignment and all rights hereunder are governed by the laws of the State of Louisiana, to the extent not superseded by federal law.

                  THIS COLLATERAL ASSIGNMENT is executed as of the dates set forth below in multiple counterparts, each of which shall be deemed an original, to be deemed effective contemporaneous with the issuance of the Policy described herein.


ASSIGNOR:                                         ASSIGNEE, HIBERNIA CORPORATION


                                                  By:

Date:                                             Its:

                                                  Date: